SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.    [ ] Confidential, for use of the
                                        Commission only (as permitted by
                                        Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12

                         Absolute Glass Protection, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    (1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
    (5) Total fee paid:
-----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
-----------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
-----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------------
    (3) Filing Party:
-----------------------------------------------------------------------------
    (4) Date Filed:
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

                       ABSOLUTE GLASS PROTECTION, INC.
                      ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                NOVEMBER 14, 2003
                    ----------------------------------------

TO THE SHAREHOLDERS OF ABSOLUTE GLASS PROTECTION, INC.:

      The 2003 Annual Meeting of Shareholders of Absolute Glass Protection, Inc. will be held at 10:00 a.m. local time on November 14, 2003, at our corporate offices located at 3140 Venture Drive, Las Vegas, NV 89101. The following notice of meeting identifies each business items for your action. These items and the vote the Board of Directors recommends are:

                          ITEM                               RECOMMENDED VOTE
                          ----                               ----------------
1.  Increase the number of the Company's authorized
        Common Shares, from twenty million (20,000,000) to
        seventy million (70,000,000) shares;                          FOR
2.  Amend the By-laws to reflect the Company's principal business location and to hold its annual shareholder meeting in
    October;                                                          FOR
3.  To set the number of Board of Directors members at a
        maximum of five                                               FOR
4.  Election of one Director                                          FOR
5.  Approval of Executive Compensation Plan for fiscal year 2004      FOR
6.  Ratification of Beckstead and Watts, LLP as independent auditors  FOR

Only shareholders of record shown on the books of the Company at the close of business on November 14, 2003, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                        /s/ John Dean Harper
                                        -----------------------
                                            John Dean Harper
                                            President

Dated:  October 16, 2003
Las Vegas, Nevada

                         ABSOLUTE GLASS PROTECTION, INC.
                         -------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 2003
                         ------------------------------

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of Absolute Glass Protection, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 14, 2003, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the Company's principal executive office is 3140 Venture Drive, Las Vegas, NV 89101. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about October 17, 2003.

                      VOTING RIGHTS AND REQUIREMENTS


VOTING SECURITIES

The Board of Directors of the Company has fixed October 17, 2003 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 30, 2003, 16,078,727 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

QUORUM

The presence at the Annual Meeting of the holders of a number of shares of our Common Stock, and proxies representing the right to vote shares of our Common Stock, in excess of one-half of the number of shares of our Common Shares outstanding as of the record date will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the meeting in order to effect the shareholder approvals described herein.

BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our board has determined that the increase of the Company's authorized shares, amending of the Company's Bylaws to reflect the Company's principal place of business, setting the number of Board of Directors members at five, the election of one Director, and the ratification of the Company's auditor are in the best interests of the company and our shareholders. Accordingly, the board has unanimously approved the proposals and recommends that the shareholders who choose to attend the meeting vote in favor of these matters as well.

MATTERS TO BE ACTED UPON

                         INCREASE NUMBER OF AUTHORIZED SHARES
                                   (PROPOSAL 1)
INTRODUCTION

                   AMENDMENT TO THE ARTICLES OF INCORPORATION OF
         THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

     The board of directors has unanimously adopted the following resolution, subject to shareholder approval, amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from twenty million (20,000,000) shares to seventy million (70,000,000) shares:

     "RESOLVED, that the first paragraph of Article VI of the Articles of Incorporation be amended to read as follows:

         "Capitalization. (A) Common Stock. The Corporation shall have the authority to issue 70,000,000 shares of Common Stock having a par value of $0.001. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid Common Stock of this Corporation shall not be liable for further call or assessment. The authorized Common Shares shall be issued
         at the discretion of the Directors."   The Corporation shall
         have the authority to issue five million shares of Preferred Stock at a par value of $0.001.

     If the proposed amendment is adopted by the shareholders, the Company plans to file a Certificate of Amendment to the Articles of Incorporation amending Article VI as described above, to be effective as soon as practicable following the meeting.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation.
-------------------------------------------------------------------------------

If the Company's shareholders approve the proposed amendment to the Articles of Incorporation, the Board of Directors may authorize the issuance of additional shares of Common Stock without further approval of the Company's shareholders, except as may be required in certain cases by the Company's charter documents or applicable law or regulations. Under the Company's Articles of Incorporation, the Company's shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Common Stock. Furthermore, if the Board elects to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders. In addition, the increase in the number of authorized shares of Common Stock could have an anti-takeover effect. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this proxy statement, the Board is not aware of any attempt or plan to obtain control of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASE IN AUTHORIZED COMMON AND PREFERRED STOCK.



                             AMEND COMPANY'S BY-LAWS
                                   (PROPOSAL 2)

     The board of directors has unanimously adopted the following resolution, subject to shareholder approval, amending the Company's By-laws to properly reflect the Company's principal business location and to move the Company's annual shareholder meeting to October of each year.

     "RESOLVED, that the first and second paragraphs of the Company's By-laws be amended to read as follows:


                                  ARTICLE I

OFFICES
-------

1. THE PRINCIPAL OFFICES of the corporation shall be in the City Las Vegas and in the State of Nevada. The corporation may have such other offices within or without the State of Nevada as the Board of Directors may designate or as the business of the corporation may from time to time require.

                                   ARTICLE II

STOCKHOLDERS
------------

     1. ANNUAL MEETING. The annual meeting of the stockholders shall be held on the last Monday in October of each year commencing with the year 2004 at the hour of 10:00 a.m. for the purpose of electing directors and officers and for the transaction of other business that may come up before the meeting.
If the day fixed for the annual meeting shall be declared a legal holiday, such meeting shall be held on the next succeeding business day.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S BY-LAWS.

                              ELECTION OF DIRECTORS

                              (PROPOSALS 3 and 4)

GENERAL INFORMATION

The Board of Directors recommends that the number of directors be set at a maximum of five (5). The approval of the proposal to set the number of directors at a maximum of five, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote.

In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

The following table provides certain information with respect to the nominees for director.

                                  CURRENT
                                 POSITION(S)         BOARD MEMBER
NAME OF NOMINEE        AGE      WITH COMPANY         SINCE
--------------         ---      ------------          ------------
John Dean Harper       41       Director/President   2001



Nominated Director
------------------

John Dean Harper, President/Treasurer & Director
------------------------------------------------

Mr. Harper is a graduate of Ohio University in Athens, Ohio with a Bachelors of Business Administration degree and a double major in Business Pre-Law and General Business. He is also a graduate of the University of Cincinnati, College of Law with a Juris Doctor. Mr. Harper has a private law practice focusing primarily on corporate law, labor/employment and litigation. Mr. Harper serves as counsel for a number of law enforcement labor associations in the State of Nevada. Mr. Harper has been involved in taking a number of companies from startup to publicly trading.

Previous Experience:

  Dates                       Name of Company                   Job Title
--------------------          ---------------                   ---------
1984-1986           Lazarus Dept. Store (Columbus, Ohio)        Asst. Buyer
1986-1989           Univ. of Cincinnati, College of Law         Law Student
1989-1991           Schottenstein, Zox and Dunn                 Assoc. Atty.
1991-1995           Redmon & Harper                             Partner
1996-1998           Gugino & Schwartz                           Assoc. Atty.
1999-2002           Starbase-1 Coffee Co. Ltd.                  President
2000-2002           Lock-Gun.com                                President
1996-Present        John Dean Harper, Attorney at Law
1996-Present        Las Vegas Police Protective Assoc.          Chief General
                                                                Counsel
1996-Present        Nevada Conference of Police and Sheriffs    General Counsel
1999-Present        Injured Police Officers Fund                General Counsel
2001-Present        Absolute Glass Protection, Inc.             President,
                                                                Treasurer,
                                                                Director


REASONS FOR THE INCREASE IN BOARD MEMBERS TO FIVE

The Company's Board plans to establish an independent Audit Committee which will be responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, engaging and evaluating the performance of the independent public accountants and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The board will require two additional board openings to fill the independent audit committee positions

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR TO INCREASE THE NUMBER OF BOARD SEATS TO FIVE, AND THE ELECTION OF ALL THE ABOVE NOMINEES.

                   APPROVAL OF EXECUTIVE COMPENSATION PLAN
                                 (PROPOSAL 5)

INTRODUCTION

The board of directors has adopted an executive compensation for John Dean Harper, President and Michael I. Kling, Chief Financial Officer and Christopher
R. Stevens, Secretary of the Company. Since their appointment to their positions as Officers of the Company, these Officers have not taken any compensation for services rendered to the Company. Each of these Officers can be considered founders of International Glass. It was from International Glass which Absolute Glass Protection, Inc. emerged. As such, these Officers can be deemed original founders of the Company. The Proposed Executive Compensation agreements bring the Company's Officers to the equivalent of their respective founders' status for a development stage company, based on the services they rendered to the Company for the past three years without compensation.

The Company has prepared Employment Agreements for John Dean Harper, Michael
I. Kling and Christopher R. Stevens. If these Agreements are approved by the shareholders at the annual meeting, John Dean Harper, President will receive a one year Employment Agreement with an annual salary of $60,000 per year, and a signing bonus of 1,500,000 restricted shares plus incentive compensation for obtaining specific performance criteria (See Exhibit "B"), in lieu of not receiving any accrued salary or compensation for the past two (2) years. Additionally, in exchange for the approval of his Employment Agreement, Mr. Harper has agreed to contribute his preferred shares to the Company's treasury. Additionally, Mr. Harper has added incentive compensation which includes:
1) the issuance of 1,000,000 shares upon the start-up and significant sales of an International Division and/or subsidiary for the promotion of the Company's products, dealerships, and services. 2) the issuance of 1,000,000 shares if the Company's market cap exceeds $20 million for a period of 30 consecutive days.

Pursuant to the Employment Agreement for Michael I. Kling, CFO, he will receive an annual salary of $30,000 and 250,000 restricted shares for his services to the Company (See Exhibit "C"); and Christopher R. Stevens, VP/Corporate Secretary shall receive 100,000 restricted shares of Common Stock for his services (See Exhibit "D"). The restricted shares issued as part of the compensation packages have not and will not be registered under the Securities Act of 1933, as amended (the "Act") and will be issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the issuance of these shares do not involve a public offering.

New Plan Benefits

As of the date of this Proxy Statement, no director and no associate of any director or officer has been granted any awards subject to Stockholder approval of the proposed 2003 Plan.

                              2004 Performance Award Plan
                              ---------------------------
                                              Number of
                                              Restricted
                                              Shares subject   Number of Shares
                               Dollar         to Stockholder   Underlying
Name and Position            Value ($)(1)     Approval(2)      Stock Options
--------------------------------------------------------------------------------
John Dean Harper
Chairman, President          $ 3,150,000      3,500,000 (3)    Not applicable

Michael I. Kling
Chief Financial Officer          225,000        250,000        Not applicable

Christopher R. Stevens
VP/Corporate Secretary           90,000        100,000         Not applicable
                            -------------------------------------------------
Executive Group (3 persons)  $ 3,465,000      1,850,000        Not applicable

Non-Executive Director
   Group (no persons)        Not applicable   Not applicable   Not applicable

Non-Executive Officer
   Employee Group
   (no persons)              Not applicable   Not applicable   Not applicable
--------------------------------------------------------------------------------

(1) The dollar value of the grants of stock to be made under the plan if it is approved by stockholders was calculated by multiplying the number of shares to be granted by the closing price of the Company's Common Stock on the Over the Counter Bulletin Board on October 10, 2003.

(2) In the event the 2004 Plan is not approved by the stockholders of the Company, the estimated awards set forth in the above table will not be issued under the 2004 Plan.

(3) Mr. Harper, upon shareholder approval will receive 1,500,000 restricted shares and additional restricted shares upon achievement of the following performance criteria: a) the issuance of 1,000,000 shares for the start-up and significant sales of an International Division and/or subsidiary for the promotion of the Company's products, dealerships, and services; and, b) the issuance of 1,000,000 shares if the Company's market cap exceeds $20 million for a period of 30 consecutive days.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION PLAN FOR JOHN DEAN HARPER, PRESIDENT, MICHAEL KLING, CHIEF FINANCIAL OFFICER AND CHRISTOPHER R. STEVENS, VP AND CORPORATE SECRETARY.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL 6)

Beckstead and Watts, LLP acted as the Company's independent auditors for the year ended September 30, 2003. A representative of Beckstead and Watts, LLP is expected to be present at the Annual Meeting of Shareholders, a representative of Beckstead and Watts, LLP will have an opportunity to make a statement if they desires to do so, and will be available to respond to appropriate questions.


AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Beckstead and Watts, LLP for professional services rendered for the Company's audits and review for the past fiscal year totaled $15,000, of which $7,000 is still owed to Beakstead and Watts, LLP for the Company's September 30, 2003 year end audit.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

The Company did not engage Beckstead and Watts, LLP to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2003.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BECKSTEAD AND WATTS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.


                                 OTHER BUSINESS
                                  (PROPOSAL 7)


As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the annual meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the annual meeting or any adjournments thereof, it is the recommendation of the Board of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information with respect to beneficial ownership of our stock as of June 30, 2003 by:

         o persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common or preferred stock;
         o  each of our executive officers and directors; and
         o  all of our officers and directors as a group.



NAME AND ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES     PERCENT OF CLASS
------------------------------------     ----------------     ----------------
Common    John Dean Harper(1)    President/Director  856,327        5.3%


Common    Christopher Stevens(2) Secretary              -0-         0.0%

Common    Michael I. Kling(3)    CFO                  339,963       2.1%
Common    Thunder Box Limited(4) Shareholder        3,203,696      19.9%
-------------------------------------------------------------------------------
Totals:                                             4,399,986      27.3%

All Executive Officers and
Directors as a Group (3 persons)                    1,196,290       7.4%

The percentages listed in the Percent of Class column are based upon 16,078,727 outstanding shares of Common Stock, which will be the number of outstanding shares of Common Stock as of the effective date.

(1)  John Dean Harper, 3140 Venture Drive, Las Vegas, NV  89101.
(2)  Christopher Stevens, 3140 Venture Drive, Las Vegas, NV  89101.
(3)  Michael I. Kling, 3140 Venture Drive, Las Vegas, NV  89101.
(4) Thunder Box Limited, a Vanuatu corporation, PFK House, Lini Highway, P.O. Box 211, Port Vila, Vanuatu, beneficially owned by Thunder Box Limited, Alexander Gilliland, President and Director.

Persons Sharing Ownership of Control of Shares

The following own or share the power to vote five percent (5%) or more of the Company's securities: John Dean Harper and Thunder Box Limited, and they have Indicated that they would vote in favor of the Proposals in this Proxy Statement.

CERTAIN TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received compensation during the fiscal year ended September 30, 2003.



FOR FISCAL YEARS 2001, 2002, 2003:
----------------------------------
                                                         Number of Shares
                                                            Underlying
                         Position         Salary    Bonus   Options (#)
                         --------       -------- ----------------------
John Dean Harper(1)    President,         0         0        0
                       Treasurer,
                       Director
Christopher Stevens    Secretary,         0         0        0
                       Executive VP
Michael I. Kling(2)    VP/CFO,            0         0        0

1) John Dean Harper, effective April 1, 2003, was entitled to receive a salary of $5,000 per month, which is due and owed.

2) Michael I Kling, effective April 1, 2003, was entitled to receive a salary of $2,500 per month, which is due and owed.


The Company did not have any employment agreements with its executive officers during its fiscal year ended September 30, 2003.


STOCK OPTIONS.
--------------

During the year ended September 30, 2002, the Company did not have any stock option plan in place.

EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.


COMPENSATION OF DIRECTORS.
--------------------------

The Company does not pay a director's fee to its directors. In the Company's sole discretion, the Company may issue stock options or warrants to its directors. The company does expects to institute a Directors fee program for the next fiscal year.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended September 30, 2002, all Section 16(a) filing requirements applicable to insiders were complied with.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the 2003 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2004 Annual Meeting must be received by the Company by June 30, 2004, to be includable in the Company's proxy statement and related proxy for the 2004 Annual Meeting.

Also, if a shareholder proposal intended to be presented at the 2004 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after May 12, 2004, then management named in the Company's proxy form for the 2004 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2002, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON
FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, ABSOLUTE GLASS PROTECTION, INC., 3140 VENTURE DRIVE, LAS VEGAS, NEVADA 89101.


Dated: October 15, 2003
Las Vegas, Nevada

PROXY CARD

                       ABSOLUTE GLASS PROTECTION, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 14, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Dean Harper, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of Common Stock of Absolute Glass Protection, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on November 14, 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.


In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                        ABSOLUTE GLASS PROTECTION, INC.

                               November 14, 2003

THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Absolute Glass Protection, Inc. to be held at 10:00 a.m. local time on November 14, 2003, at our corporate offices located at, 3140 Venture Drive, Las Vegas, NV 89101. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-6

   - Please detach along perforated line and mail in the envelope provided. -

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.                                                FOR     AGAINST     ABSTAIN
    Increase the number of the Company's
    authorized Common Shares, from twenty
    million (20,000,000) to seventy million
    (70,000,000) shares.                          [_]       [_]         [_]

2.                                                FOR     AGAINST     ABSTAIN
    Amend the By-laws to reflect the
    Company's principal business location
    and to hold its annual shareholder
    meeting in October.                           [_]       [_]         [_]

3.                                                FOR     AGAINST     ABSTAIN
    Proposal to increase the board of directors
    up to a maximum five (5) members.             [_]       [_]         [_]

4.  Election of Director                          FOR        WITHHOLD

    Nominees:
    ---------
    John Dean Harper                              [ ]           [ ]

5.                                                FOR     AGAINST     ABSTAIN
    Approval of Executive Compensation Plan
    for fiscal year 2004.

    John Dean Harper, President
    Executive Compensation Plan                   [_]       [_]         [_]

    Michael I. Kling, CFO
    Executive Compensation Plan                   [_]       [_]         [_]

    Christopher R. Stevens, Secretary, Exec. V.P.
    Executive Compensation Plan                   [_]       [_]         [_]

6.                                                FOR     AGAINST     ABSTAIN
    Proposal to ratify Beckstead and Watts, LLP
    as Independent Auditors                       [_]       [_]         [_]

7. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

       The board of directors recommends you vote "FOR" each of the above proposals.

       This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal. Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2003

SIGNATURE ______________________________________________________________________


NAME (PRINTED) _________________________________________________________________

TITLE __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE

                                EXHIBIT "A"

                          CERTIFICATE OF AMENDMENT
                                   OF THE
                         ARTICLES OF INCORPORATION
                                     OF
                     ABSOLUTE GLASS PROTECTION, INC.


(Pursuant to NRS 78.385 and 78.390 -- After Issuance of Stock)

         We the undersigned do hereby certify that:

         1. Absolute Glass Protection, Inc. (the "Corporation") is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on November 12, 1999, file number: #C28263-1999.

         2. The Articles of Incorporation are hereby amended by deleting the existing ARTICLE IV and replacing it in its entirety with the following amendments:

         "ARTICLE 6: Authorized Shares:  "Capitalization. (A)
         Common Stock. The Corporation shall have the authority to issue seventy million (70,000,000) shares of Common Stock having a par value of $0.001. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid Common Stock of this Corporation shall not be liable for further call or assessment. The authorized Common Shares shall be issued at the discretion of the Directors." The Corporation shall have the authority to issue five million (5,000,000) shares of Preferred Stock at a par value of $0.001.

         3. This amendment to the Articles of incorporation has been duly adopted in accordance with the General Corporation Law of the State of Nevada.

         4. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is: 16,078,727; that the said changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         5. The number of shares voted for such amendments was ____________ (_____%) and the number voted against such amendment was ________ (_____%).

         The undersigned has signed these Articles on [date] __, 2003.


--------------------                     -------------------------
By: John Dean Harper                     By: Christopher Stevens
Title: President                         Title: Secretary

                                EXHIBIT "B"

                            EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT (the "Agreement") between Absolute Glass Protection, Inc., a Nevada corporation ("the Company") and John Dean Harper (the "Executive"), dated as of this ____th day of [date], 2003 (the "Effective Date").

                                   RECITALS

A. The Company desires to employ Executive as the President of the Company and the Executive is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

B. The Company also wishes to nominate the Executive to serve as the Chairman of the Company's Board of Directors ("Board") and the Executive is willing to accept such nomination; and

C. References to the Company throughout this Agreement shall include the Company and all of its affiliates.

NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties agree as follows:


1. Term.

Subject to the provisions for termination hereinafter provided, the initial term of this Agreement shall commence on October 1, 2003 and terminate on September 30, 2004, for a period one (1) year, unless terminated by the Company by delivery of written notice to the Employee not later than ninety
(90) days prior to the date for termination as indicated in said notice. This Employment Agreement will automatically renew for an additional term, unless terminated or renegotiated.

2. Compensation and Performance Review

(a) Annual Base Salary. During the Term, the Executive shall receive a base salary at the rate of $60,000 per annum (the "Annual Base Salary"), which shall be paid in monthly increments. The Executive shall be eligible for periodic salary increases, but not decreases, as determined in the sole discretion of the Executive Compensation Committee of the Board (the "Committee"). Unless increased by the Committee in its sole discretion, the Annual Base Salary shall apply for each year during the Term. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

(b) Signing Bonus. Upon execution of this Agreement, the Executive shall receive 1,500,000 restricted shares of Common Stock of the Company. In exchange for this signing bonus, the Executive agrees to contribute his preferred shares to the Company's treasury. Added incentive compensation includes: 1) the issuance of 1,000,000 shares upon the start-up and significant sales of an International Division and/or subsidiary for the promotion of the Company's products, dealerships, and services. 2) the issuance of 1,000,000 shares if the Company's market cap exceeds $20 million for a period of 30 consecutive days.

3. Duties.

Employee is engaged as the President of the Company. In such capacities, the President shall generally supervise and control all the business and affairs of the corporation. The President shall preside at all meetings of stockholders and of directors. He shall sign with the Secretary, Certificates for share of Common Stock. The President shall also sign deeds, mortgages, bonds, financial certifications, contracts of any other instrument which the directors have authorized to be executed by the President. The President shall be responsible for the Corporate Books, unless this is delegated to another officer. The President in general shall perform all the duties incident to the office of President and such other during as may be prescribed by he directors from time to time.

4. Best Efforts of Employee.

The Employee shall devote his best efforts to the business of the Company and to all of the duties that may be required by the terms of this Agreement to the reasonable satisfaction of the Company. The Employee shall at all times faithfully, with diligence and to the best of his ability, experience and talents, perform all the duties that may be required of and from him pursuant to the express and implicit terms hereof to the reasonable satisfaction of the Company. Such services shall be rendered at such other place or places as the Company shall in good faith require or as the interest, needs, business or opportunity of the Company shall require. The Employee agrees not to engage in any employment or consulting work or any trade or business for his account or for or on behalf of any other person, firm or corporation, which would conflict with the operations of the Company's business, unless the Employee obtains prior written consent from the Board of Directors of the Company.

5. Working Facilities.

The Employee shall be furnished with all such facilities and services suitable to his position and adequate for the performance of his duties.

6. Expenses.

The Employee is authorized to incur reasonable expenses for promoting the business of the Company, including his out-of-pocket expenses for entertainment, travel and similar items. The Company shall reimburse the Employee for all such expenses on the presentation by the Employee, from time to time, of an itemized account of such expenditures in accordance with the guidelines set forth by the Internal Revenue Service for travel and entertainment.

7. Disability.

   (a) Should the Employee, by reason of illness or incapacity, be unable to perform his job for a period of up to and including a maximum of 3 months, the compensation payable to him for and during such period under this Agreement shall be unabated. The Board of Directors shall have the right to determine the incapacity of the Employee for the purposes of this provision, and any such determination shall be evidenced by its written opinion delivered to the Employee. Such written opinion shall specify with particularity the reasons supporting such opinion and be manually signed by at least a majority of the Board.

   (b) The Employee's compensation thereafter shall be reduced to zero. The Employee shall receive full compensation upon his return to employment and regular discharge of his full duties hereunder. Should the Employee be absent from his employment for whatever cause for a continuous period of more than 365 calendar days, the Company may terminate this Agreement and all obligations of the Company hereunder shall cease upon such termination.


8. Termination.

   (a) The Company may terminate this Agreement with cause at any time under immediate notice to the Employee thereof, and such notice having been given, this Agreement shall terminate in accordance therewith. For the purpose of this section, "cause" shall be defined as meaning such conduct by the Employee which constitutes in fact and/or law a breach of fiduciary duty or felonious conduct having the effect, in the opinion of the Board of Directors, of materially adversely affecting the Company and/or its reputation.

   (b) The Company may terminate this Agreement without cause by giving 90 days written notice to the Employee, and such notice having been given, this Agreement shall terminate in accordance therewith.

   (c) The Employee may terminate this Agreement without cause by giving 90 days written notice to the Company, and such notice having been given, this Agreement shall terminate in accordance therewith.

   (d) If the Employer terminates this agreement without cause, the Company shall pay the Employee a break-up fee of $20,000.00, equivalent to four
      (4) months fees.


9. Confidentiality.

The Employee shall not divulge to others any information he may obtain during the course of his employment relating to the business and finances of the Company without first obtaining written permission of the Company.

10. Notices.

All notices, demands, elections, opinions or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to John Dean Harper, 3140 Venture Drive, Las Vegas, Nevada 89101, or in the case of the Company: Absolute Glass Protection, Inc., 3140 Venture Drive, Las Vegas, Nevada 89101.


11. Assignment of Agreement.

No party may assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent to such assignment or transfer by the other party hereto; and all the provisions of this Agreement shall be binding upon the respective employees, delegates, successors, heirs and assigns of the parties.


12. Survival of Representations, Warranties and Covenants.

This Agreement and the representations, warranties, covenants and other agreements (however characterized or described) by both parties hereto and contained herein or made pursuant to the provisions hereof shall survive the execution and delivery of this Agreement and any inspection or investigation made at any time with respect to any thereof until any and all monies, payments, obligations and liabilities which either party hereto shall have made, incurred or become liable for pursuant to the terms of this Agreement shall have been paid in full.


13. Further Instruments.

The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.


14. Severability.

If any provisions of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

15. Waiver.

All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act of occurrence shall not be deemed to be a consent to any other act of occurrence.

16. General Provisions.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties shall be exclusively brought in the United States District Court for the Southern District of Nevada or if such court lacks subject matter jurisdiction in the District Court of the State of Nevada, County of Clark. All parties to this Agreement waive the right to contest the jurisdiction or venue of either of such courts or to claim its is an inconvenient forum. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understanding relating to the subject matter hereof, and this Agreement may not be modified or amended or any term of provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver of discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning thereof. The Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ABSOLUTE GLASS PROTECTION, INC.

By:
   ---------------------
Name:  John Dean Harper
Title: President

By:
   -------------------------
Name: Christopher R. Stevens
Title: Secretary

                                EXHIBIT "C"
             Executive Compensation Plan for Michael I. Kling, CFO

                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT BY AND BETWEEN THE ABSOLUTE GLASS PROTECTION, INC. AND MICHAEL I. KLING, OCTOBER 1, 2003.

THIS EMPLOYMENT AGREEMENT (the "Agreement"), effective as of the 1st day of October, 2003, by and between Absolute Glass Protection, a Nevada corporation with its principal place of business located at 3140 Venture Drive, Las Vegas, NV 89101 (hereinafter referred to as "Company" or "Employer") and Michael I. Kling (hereinafter referred to as the "Employee"). The Company hereby employs the Employee and the Employee hereby accepts employment on the terms and conditions hereinafter set forth.

1. Term.

Subject to the provisions for termination hereinafter provided, the initial term of this Agreement shall commence on October 1, 2003 and terminate on September 30, 2004, for a period one (1) year, unless terminated by the Company by delivery of written notice to the Employee not later than ninety (90) days prior to the date for termination as indicated in said notice.

2. Compensation and Performance Review

  (a) As a result of the Company's current limited available cash as of June 30, 2003, the Employee agrees to receive $30,000 annual compensation paid on a monthly basis and to accept 250,000 restricted shares of Common Stock as a signing bonus.

3. Duties.

Employee is engaged as the Chief Financial Officer of the Company. In such capacities, Employee shall exercise detailed supervision over the Company's control and procedures as it pertains to the Company's financial Information and to certify the Company's financials. The Employee shall perform all duties incident to the title of Chief Financial Officer and such other duties as from time to time may be assigned to him by the Board of Directors.

4. Best Efforts of Employee.

The Employee shall devote his best efforts to the business of the Company and to all of the duties that may be required by the terms of this Agreement to the reasonable satisfaction of the Company. The Employee shall at all times faithfully, with diligence and to the best of his ability, experience and talents, perform all the duties that may be required of and from him pursuant to the express and implicit terms hereof to the reasonable satisfaction of the Company. Such services shall be rendered at such other place or places as the Company shall in good faith require or as the interest, needs, business or opportunity of the Company shall require. The Employee agrees not to engage in any employment or consulting work or any trade or business for his account or for or on behalf of any other person, firm or corporation, which would conflict with the operations of the Company's business, unless the Employee obtains prior written consent from the Board of Directors of the Company.

5. Working Facilities.

The Employee shall be furnished with all such facilities and services suitable to his position and adequate for the performance of his duties.

6. Expenses.

The Employee is authorized to incur reasonable expenses for promoting the business of the Company, including his out-of-pocket expenses for entertainment, travel and similar items, provided it is preapproved by the Company's President. The Company shall reimburse the Employee for all such expenses on the presentation by the Employee, from time to time, of an itemized account of such expenditures in accordance with the guidelines set forth by the Internal Revenue Service for travel and entertainment.

7. Disability.

   (a) Should the Employee, by reason of illness or incapacity, be unable to perform his job for a period of up to and including a maximum of 3 months, the compensation payable to him for and during such period under this Agreement shall be unabated. The Board of Directors shall have the right to determine the incapacity of the Employee for the purposes of this provision, and any such determination shall be evidenced by its written opinion delivered to the Employee. Such written opinion shall specify with particularity the reasons supporting such opinion and be manually signed by at least a majority of the Board.

   (b) The Employee's compensation thereafter shall be reduced to zero. The Employee shall receive full compensation upon his return to employment and regular discharge of his full duties hereunder. Should the Employee be absent from his employment for whatever cause for a continuous period of more than 365 calendar days, the Company may terminate this Agreement and all obligations of the Company hereunder shall cease upon such termination.

8. Termination.

   (a) The Company may terminate this Agreement with cause at any time under immediate notice to the Employee thereof, and such notice having been given, this Agreement shall terminate in accordance therewith. For the purpose of this section, "cause" shall be defined as meaning such conduct by the Employee which constitutes in fact and/or law a breach of fiduciary duty or felonious conduct having the effect, in the opinion of the Board of Directors, of materially adversely affecting the Company and/or its reputation.

   (b) The Company may terminate this Agreement without cause by giving 90 days written notice to the Employee, and such notice having been given, this Agreement shall terminate in accordance therewith.

   (c) The Employee may terminate this Agreement without cause by giving 90 days written notice to the Company, and such notice having been given, this Agreement shall terminate in accordance therewith.

   (d) In the event of termination herein, the Employee shall be entitled to receive compensation based upon his prorated salary, up and until the date of termination, provided the Company is generating a profit after expenses. After the date of termination, the Employee shall not be entitled to receive additional compensation of any kind or nature from the Employer and all benefit and incentive programs then in place shall terminate.

9. Confidentiality.

The Employee shall not divulge to others any information he may obtain during the course of his employment relating to the business and finances of the Company without first obtaining written permission of the Company.

10. Notices.

All notices, demands, elections, opinions or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to Michael I. Kling, 3140 Venture Drive, Las Vegas, Nevada 89101, or in the case of the Company: Absolute Glass Protection, Inc., 3140 Venture Drive, Las Vegas, Nevada 89101.

11. Assignment of Agreement.

No party may assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent to such assignment or transfer by the other party hereto; and all the provisions of this Agreement shall be binding upon the respective employees, delegates, successors, heirs and assigns of the parties.

12. Survival of Representations, Warranties and Covenants.

This Agreement and the representations, warranties, covenants and other agreements (however characterized or described) by both parties hereto and contained herein or made pursuant to the provisions hereof shall survive the execution and delivery of this Agreement and any inspection or investigation made at any time with respect to any thereof until any and all monies, payments, obligations and liabilities which either party hereto shall have made, incurred or become liable for pursuant to the terms of this Agreement shall have been paid in full.

13. Further Instruments.

The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.

14. Severability.

If any provisions of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

15. Waiver.

All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act of occurrence shall not be deemed to be a consent to any other act of occurrence.

16. General Provisions.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties shall be exclusively brought in the United States District Court for the Southern District of Nevada or if such court lacks subject matter jurisdiction in the District Court of the State of Nevada, County of Clark. All parties to this Agreement waive the right to contest the jurisdiction or venue of either of such courts or to claim its is an inconvenient forum. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understanding relating to the subject matter hereof, and this Agreement may not be modified or amended or any term of provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver of discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning thereof. The Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

THE COMPANY:                                THE EMPLOYEE:



----------------------                      --------------------------
John Dean Harper                            Michael I. Kling, CFO
President

                                EXHIBIT "D"
             Executive Compensation Plan for Christopher R. Stevens


                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT BY AND BETWEEN THE ABSOLUTE GLASS PROTECTION, INC. AND CHRISTOPHER R. STEVENS, DATED OCTOBER 1, 2003.

THIS EMPLOYMENT AGREEMENT (the "Agreement"), effective as of the 1st day of October 2003, by and between Absolute Glass Protection, a Nevada corporation with its principal place of business located at 3140 Venture Drive, Las Vegas, NV 89101 (hereinafter referred to as "Company" or "Employer") and Christopher
R. Stevens (hereinafter referred to as the "Employee"). The Company hereby employs the Employee and the Employee hereby accepts employment on the terms and conditions hereinafter set forth.

1. Term.

Subject to the provisions for termination hereinafter provided, the initial term of this Agreement shall commence on October 1, 2003 and terminate on September 30, 2004, for a period one (1) year, unless terminated by the Company by delivery of written notice to the Employee not later than ninety (90) days prior to the date for termination as indicated in said notice.

2. Compensation and Performance Review

  (a) Employee agrees to accept 100,000 restricted Common Shares of the Company's Common Stock as compensation for his services.

3. Duties.

Employee is engaged as the Vice President and Secretary of the Company. In such capacities, Employee shall keep the minutes of the stockholders and of the directors meetings and shall see that all notices are duly given in accordance with the provisions of these By-Laws. The secretary shall issue the notices for all meetings except that a notice of a special meeting of the directors called at the request of two directors may be issued by those directors. The secretary shall keep a register of the post office address of each stockholder and shall have general charge of the stock transfer books unless this duty is given to a Transfer Agent. The secretary shall make reports and perform such other duties as are incident to their office or are properly required of them by the Board of Directors or the President.

4. Best Efforts of Employee.

The Employee shall devote his best efforts to the business of the Company and to all of the duties that may be required by the terms of this Agreement to the reasonable satisfaction of the Company. The Employee shall at all times faithfully, with diligence and to the best of his ability, experience and talents, perform all the duties that may be required of and from him pursuant to the express and implicit terms hereof to the reasonable satisfaction of the Company. Such services shall be rendered at such other place or places as the Company shall in good faith require or as the interest, needs, business or opportunity of the Company shall require. The Employee agrees not to engage in any employment or consulting work or any trade or business for his account or for or on behalf of any other person, firm or corporation, which would conflict with the operations of the Company's business, unless the Employee obtains prior written consent from the Board of Directors of the Company.

5. Working Facilities.

The Employee shall be furnished with all such facilities and services suitable to his position and adequate for the performance of his duties.

6. Expenses.

The Employee is authorized to incur reasonable expenses for promoting the business of the Company, including his out-of-pocket expenses for entertainment, travel and similar items, provided it is preapproved by the Company's President. The Company shall reimburse the Employee for all such expenses on the presentation by the Employee, from time to time, of an itemized account of such expenditures in accordance with the guidelines set forth by the Internal Revenue Service for travel and entertainment.

7. Disability.

   (a) Should the Employee, by reason of illness or incapacity, be unable to perform his job for a period of up to and including a maximum of 3 months, the compensation payable to him for and during such period under this Agreement shall be unabated. The Board of Directors shall have the right to determine the incapacity of the Employee for the purposes of this provision, and any such determination shall be evidenced by its written opinion delivered to the Employee. Such written opinion shall specify with particularity the reasons supporting such opinion and be manually signed by at least a majority of the Board.

   (b) The Employee's compensation thereafter shall be reduced to zero. The Employee shall receive full compensation upon his return to employment and regular discharge of his full duties hereunder. Should the Employee be absent from his employment for whatever cause for a continuous period of more than 365 calendar days, the Company may terminate this Agreement and all obligations of the Company hereunder shall cease upon such termination.

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8. Termination.

   (a) The Company may terminate this Agreement with cause at any time under immediate notice to the Employee thereof, and such notice having been given, this Agreement shall terminate in accordance therewith. For the purpose of this section, "cause" shall be defined as meaning such conduct by the Employee which constitutes in fact and/or law a breach of fiduciary duty or felonious conduct having the effect, in the opinion of the Board of Directors, of materially adversely affecting the Company and/or its reputation.

   (b) The Company may terminate this Agreement without cause by giving 90 days written notice to the Employee, and such notice having been given, this Agreement shall terminate in accordance therewith.

   (c) The Employee may terminate this Agreement without cause by giving 90 days written notice to the Company, and such notice having been given, this Agreement shall terminate in accordance therewith.

   (d) In the event of termination herein, the Employee shall be entitled to receive compensation based upon his prorated salary, up and until the date of termination, provided the Company is generating a profit after expenses. After the date of termination, the Employee shall not be entitled to receive additional compensation of any kind or nature from the Employer and all benefit and incentive programs then in place shall terminate.

9. Confidentiality.

The Employee shall not divulge to others any information he may obtain during the course of his employment relating to the business and finances of the Company without first obtaining written permission of the Company.

10. Notices.

All notices, demands, elections, opinions or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to Christopher R. Stevens, 3140 Venture Drive, Las Vegas, Nevada 89101, or in the case of the Company: Absolute Glass Protection, Inc., 3140 Venture Drive, Las Vegas, Nevada 89101.

11. Assignment of Agreement.

No party may assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent to such assignment or transfer by the other party hereto; and all the provisions of this Agreement shall be binding upon the respective employees, delegates, successors, heirs and assigns of the parties.

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12. Survival of Representations, Warranties and Covenants.

This Agreement and the representations, warranties, covenants and other agreements (however characterized or described) by both parties hereto and contained herein or made pursuant to the provisions hereof shall survive the execution and delivery of this Agreement and any inspection or investigation made at any time with respect to any thereof until any and all monies, payments, obligations and liabilities which either party hereto shall have made, incurred or become liable for pursuant to the terms of this Agreement shall have been paid in full.

13. Further Instruments.

The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.

14. Severability.


If any provisions of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

15. Waiver.

All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act of occurrence shall not be deemed to be a consent to any other act of occurrence.


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16. General Provisions.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties shall be exclusively brought in the United States District Court for the Southern District of Nevada or if such court lacks subject matter jurisdiction in the District Court of the State of Nevada, County of Clark. All parties to this Agreement waive the right to contest the jurisdiction or venue of either of such courts or to claim its is an inconvenient forum. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understanding relating to the subject matter hereof, and this Agreement may not be modified or amended or any term of provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver of discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning thereof. The Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

THE COMPANY:                                THE EMPLOYEE:



----------------------                      --------------------------
John Dean Harper                            Christopher R. Stevens
President                                   VP & Corporate Secretary

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